UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): September 27, 2005

                             Aztec Oil & Gas, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   000-32015                87-0439834
----------------------------       ------------           ------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


        One Riverway, Suite 1700, Houston, Texas                 77056
       ---------------------------------------------------    -------------
            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 840-6444
                                             --------------

                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On September 27, 2005, we issued a press release announcing the appointment of Kirk N. Blackim as President of Aztec Oil & Gas, Inc. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed Incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Section 9 - Financial Statement and Exhibits

Item 9.01. Financial Statement and Exhibits

  (c) Press release dated September 27, 2005, "Aztec Oil & Gas Announces Appointment of Kirk N. Blackim as President."


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AZTEC OIL & GAS, INC.
                                        ------------------------------
                                                (Registrant)


Dated:  September 27, 2005               /s/ Kenneth E. Lehrer
                                        ---------------------------
                                             Kenneth E. Lehrer
                                             Chief Financial Officer

                              EXHIBIT INDEX

Exhibit
Number        Description
-------       -------------------------------------------------------------
99.1          Press related dated September 27, 2005, "Aztec Oil & Gas
              Announces Appointment of Kirk N. Blackim as President"